SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 14, 2007
(Date of earliest event reported)
ADCARE HEALTH SYSTEMS, INC.
(Exact Name of Registrant as specified in its Charter)

Ohio (State of Other Jurisdiction of Incorporation	333-131542 (Commission file Number)
31-1332119
(IRS Employer Identification No.)
5057 Troy Road, Springfield, Ohio 45502-9032
(Address of principal executive offices) (Zip code)
Registrant’s Telephone Number, Including Area Code
(937) 964-8974
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

Item 2.02. Financial Statements and Exhibits.
     On Tuesday, August 14, 2007, AdCare Health Systems, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ending June 30, 2007. A copy of this press release is furnished as Exhibit 99.1 hereto. Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Current Report on Form 8-K, including the attached exhibit and the information set forth therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 14, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date: August 14, 2007

ADCARE HEALTH SYSTEMS, INC.
By:	/s/ David A. Tenwick
	Name:	David A. Tenwick
	Title:	Chairman

EXHIBIT INDEX

Exhibit No.	Description

99.1	AdCare Health Systems, Inc. Press Release, dated August 14, 2007.

4